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                                                                    Exhibit 99.3

                        Certification of Periodic Report


         Pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.ss.1350, the undersigned officer of Catalyst International, Inc. (the "Company") hereby certifies that:

         (1) the Company's Annual Report on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of
                  Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

         (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 31, 2003


                            /s/ DAVID H. JACOBSON
                            ----------------------------------------------------
                            David H. Jacobson
                            Executive Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Catalyst International, Inc. and will be retained by Catalyst International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.